Exhibit 99.1

Marchex Announces First Quarter 2016 Results

•	First Quarter Call-Driven Revenue of $36.0 million, up 3% Year-Over-Year, and 13% Year-Over-Year excluding YP2

•	Launched new premium features Transcription and Keyword Spotting to further build out Marchex Call DNA

•	New Integrations with Salesforce and Doubleclick

SEATTLE – (BUSINESS WIRE) – May 5, 2016 – Marchex, Inc. (NASDAQ:MCHX), a leading mobile advertising analytics company, today announced its financial results for the first quarter ended March 31, 2016.

“The initiatives we kicked off last year to lead in mobile analytics and measuring online-to-offline commerce began to pay off in Q1,” said Pete Christothoulou, CEO. “We are expanding our category coverage, innovating faster than ever and, most importantly, increasing client engagement and satisfaction.”

Q1 2016 Financial Highlights

•	GAAP revenue was $36.0 million for the first quarter of 2016, compared to $35.9 million for the first quarter of 2015.

•	GAAP net loss from continuing operations was $3.7 million for the first quarter of 2016, compared to $330,000 for the first quarter of 2015.

•	GAAP net loss from continuing operations attributable to common stockholders per diluted share was $0.09 for the first quarter of 2016, compared to $0.01 for the first quarter of 2015.

	Q1 2016	Q1 2015
GAAP Revenue	$36.0 million	$35.9 million
Call-Driven Revenue including YP	$36.0 million	$35.0 million

Non-GAAP Results[1]:
Enterprise Revenue[2]	$27.4 million	$24.3 million
Call-Driven Adjusted OIBA	($1.7) million	$2.6 million
Call-Driven Adjusted EBITDA	($0.8) million	$3.5 million

Cash Balance	$107 million	$84 million

•	Adjusted non-GAAP earnings (loss) per share[1] from continuing operations for the first quarter of 2016 was ($0.03), compared to $0.04 for the first quarter of 2015.

•	During the first quarter of 2016, YP contributed $8.5 million in Call-Driven Revenue, compared to $10.8 million in the first quarter 2015.

[1]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures
[2]	Enterprise Revenue, also referred to as “Call-Driven Revenue excluding YP”, represents Call-Driven revenue excluding revenue generated from our contracts with YP.

Strategic Priorities Update

The following highlights our recent progress:

Grow New and Existing Enterprise Client Relationships

•	Added customers across each core vertical in the first quarter and now have more than 100 enterprise customers across the Auto, Communications, Financial Services, Home Services and Travel categories.

•	Expanded international presence in the United Kingdom by hiring a Managing Director to lead sales efforts. The company now supports customers in 6 international markets and can support 10 markets overall.

Accelerate Product Innovation

•	Launched major enhancements to Call DNA, the first automated solution for enterprise marketers to analyze the customer experience on a phone call. The new capabilities allow marketers to fine-tune ad campaigns towards high-converting media channels and uncover actionable insights that improve sales conversion rates. Combined with Marchex Call Analytics, this will drive major improvements in paid search and digital advertising performance.

•	Appointed Ziad Ismail as Chief Product Officer. Ismail previously served as the Senior Vice President of Product and Engineering at Marchex.

Expand Global Strategic Partnerships

•	Integration with Salesforce that allows clients to seamlessly analyze and access Marchex and Salesforce data together. Marchex’s integration uniquely allows clients to amplify their marketing automation effectiveness by integrating call analytics data directly into existing Salesforce workflows. Enterprise marketers can use these to power quick decision-making for continual campaign optimization because they can immediately see all click-to-call activity and data directly in their standard Salesforce field reports and dashboards.

•	Integration with DoubleClick Search that delivers better return on advertising spend for search marketers that rely upon inbound phone calls to drive revenue. The integration delivers 100% keyword attribution for calls placed directly from paid search ads for an unlimited number of keywords and any campaign structure.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of May 5, 2016.

Total Call-Driven financial guidance for the Second Quarter ending June 30, 2016

Call-Driven Revenue Including YP	$35 million or more
Call-Driven Adjusted OIBA[1]	a loss of ($0.5) million to a loss of ($2.0) million
Call-Driven Adjusted EBITDA[1]	$0.5 million to a loss of ($1.0) million

Total Enterprise financial guidance for the year ending December 31, 2016

Enterprise Revenue[1,2]	$117 million or more

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, May 5, 2016 to discuss its first quarter ended March 31, 2016 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising analytics company that connects online behavior to real-world, offline actions. By linking critical touchpoints in the customer journey, Marchex’s products enable a 360-degree view of marketing effectiveness. Brands and agencies utilize Marchex’s products to transform business performance.

Please visit www.marchex.com, www.marchex.com/blog/ or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the Company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 5, 2016 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Adjusted non-GAAP earnings (loss) per share and Call-Driven and Archeo and Other Adjusted OIBA and EBITDA. Additionally, Marchex also provides Enterprise Revenue, which represents Call-Driven revenue excluding revenue generated from our contracts with Yellowpages.com LLC (“YP”).

OIBA represents income (loss) from operations plus stock-based compensation expense. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes disposition related costs, as this item is not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation and disposition related costs. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and disposition related costs. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Call-Driven Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assign all Marchex general corporate overhead costs to the Call-Driven results. Archeo and Other Adjusted OIBA and EBITDA includes the above descriptions of Adjusted OIBA and EBITDA for the Archeo segment in 2015, and in 2016, Other operating results primarily includes transition activities provided to buyer of Archeo assets which are not material. Enterprise Revenue represents Call-Driven revenue excluding revenue generated through our contracts with YP. Financial analysts and investors may use Adjusted OIBA and EBITDA and Enterprise Revenue to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP earnings (loss) per share represents Adjusted non-GAAP net income (loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income (loss) applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) disposition related costs, (3) interest and other income (expense), (4) discontinued operations, net of tax, and (5) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP earnings (loss) per share to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended
	March 31,
	2015	2016
Revenue	$35,916	$35,985
Expenses:
Service costs (1)	19,366	21,982
Sales and marketing (1)	3,458	5,522
Product development (1)	7,693	7,472
General and administrative (1)	5,699	4,662
Disposition related costs	—	4

Total operating expenses	36,216	39,642

Loss from operations	(300)	(3,657)
Interest expense and other, net	(25)	(7)

Loss from continuing operations before provision for income taxes	(325)	(3,664)
Income tax expense	5	13

Net loss from continuing operations	(330)	(3,677)
Discontinued operations, net of tax	4,913	—

Net income (loss)	4,583	(3,677)
Dividends paid to participating securities	(19)	—

Net income (loss) applicable to common stockholders	$4,564	$(3,677)

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$(0.01)	$(0.09)
Discontinued operations, net of tax	$0.12	$—

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$0.11	$(0.09)
Dividends paid per share	$0.02	$—
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	5,233	5,233
Class B	35,766	35,977
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	5,233	5,233
Class B	40,999	41,210
(1) Includes stock-based compensation allocated as follows:
Service costs	$220	$198
Sales and marketing	245	439
Product development	579	532
General and administrative	1,747	797

Total	$2,791	$1,966

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2015	March 31, 2016
Assets
Current assets:
Cash and cash equivalents	$109,155	$106,603
Accounts receivable, net	24,621	26,497
Prepaid expenses and other current assets	1,784	2,515
Refundable taxes	127	117

Total current assets	135,687	135,732
Property and equipment, net	5,778	5,133
Intangibles and other assets, net	222	216
Goodwill	63,305	63,305

Total Assets	$204,992	$204,386

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,460	$10,692
Accrued expenses and other current liabilities	6,712	6,875
Deferred revenue	692	319

Total current liabilities	16,864	17,886
Other non-current liabilities	662	543

Total Liabilities	17,526	18,429
Class A common stock	55	55
Class B common stock	368	368
Treasury stock	(238)	(0)
Additional paid-in capital	350,799	352,729
Accumulated deficit	(163,518)	(167,195)

Total Stockholders’ Equity	187,466	185,957

Total Liabilities and Stockholders’ Equity	$204,992	$204,386

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (loss) from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended
	March 31,
	2015	2016
Loss from operations	$(300)	$(3,657)
Stock-based compensation	2,791	1,966

Operating income before amortization (OIBA)	2,491	(1,691)
Disposition related costs	—	4

Adjusted operating income before amortization (Adjusted OIBA) — Consolidated	$2,491	$(1,687)
Less: Archeo and Other Adjusted OIBA[1]	(141)	16

Call-Driven Adjusted OIBA[1]	$2,632	$(1,703)

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended
	March 31,
	2015	2016
Net cash provided by (used in) operating activities	$6,200	$(2,267)
Changes in asset and liabilities	2,054	1,432
Income tax expense	5	13
Disposition related costs	—	4
Interest expense and other, net	25	7
Income on discontinued operations, net of tax	(4,931)	—

Adjusted EBITDA — Consolidated	$3,353	$(811)
Less: Archeo and Other Adjusted EBITDA[1]	(141)	16

Call-Driven Adjusted EBITDA[1]	$3,494	$(827)

Net cash used in investing activities	$(877)	$(475)

Net cash provided by (used in) financing activities	$(1,697)	$190

[1]	The financial results have been derived from the condensed consolidated financial statements. The Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses. In 2015, the Archeo financial results include direct operating expenses. In 2016, Other operating results related primarily to transition activities provided to the buyer of the Archeo assets and were not material.

In April 2015, Marchex divested certain Archeo domain name and related assets. The operating results of the divested assets are included in discontinued operations, net of tax, in the condensed consolidated financial statements. In December 2015, Marchex sold the remaining Archeo assets and its operating results are included in continuing operations for 2015. Unless otherwise indicated, information presented in these financial tables relates only to Marchex’s continuing operations.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP earnings (loss) per share to Adjusted Non-GAAP earnings (loss) per share

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 31,
	2015	2016
Adjusted Non-GAAP earnings (loss) per share from continuing operations	$0.04	$(0.03)

Net loss from continuing operations applicable to common stockholders—diluted (GAAP loss per share)	$(0.01)	$(0.09)
Shares used to calculate diluted net income (loss) from continuing operations per share applicable to common stockholders	40,999	41,210
Net income (loss) applicable to common stockholders	$4,564	$(3,677)
Stock-based compensation	2,791	1,966
Disposition related costs	—	4
Interest expense and other, net	25	7
Dividends paid to participating securities	19	—
Discontinued operations, net of tax	(4,913)	—
Estimated impact of income taxes	(873)	348

Adjusted Non-GAAP net income (loss) from continuing operations	$1,613	$(1,352)

Adjusted Non-GAAP earnings (loss) per share from continuing operations	$0.04	$(0.03)

Shares used to calculate diluted net income (loss) from continuing operations per share applicable to common stockholders (GAAP)	40,999	41,210
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	311	—

Diluted shares used to calculate Adjusted Non-GAAP earnings (loss) per share [1]	41,310	41,210

[1]	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP earnings (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP earnings (loss) per share.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary Information

(in thousands)

(unaudited)

NON-GAAP MEASURES

CONSOLIDATED[1]	Q115	Q116
GAAP Revenue	$35,915	$35,985
Adjusted OIBA	$2,491	$(1,687)
Adjusted EBITDA	$3,353	$(811)

CALL-DRIVEN	Q115	Q116
GAAP Revenue	$35,028	$35,964
Adjusted OIBA	$2,632	$(1,703)
Adjusted EBITDA	$3,494	$(827)

ENTERPRISE REVENUE[2]	Q115	Q116
Call-Driven GAAP Revenue	$35,028	$35,964
Less: YP Revenue	$10,757	$8,519

Enterprise Revenue	$24,271	$27,445

[1]	In April 2015, Marchex divested certain Archeo domain name and related assets. The operating results of the divested assets are included in discontinued operations, net of tax, in the condensed consolidated financial statements. In December 2015, Marchex sold the remaining Archeo assets and its operating results are included in continuing operations for 2015. In the first quarter of 2016, there were Other operating activities that related primarily to transition activities provided to the buyer of the Archeo assets and were not material. Unless otherwise indicated, information presented in these financial tables relates only to Marchex’s continuing operations.

[2]	Enterprise Revenue, also referred to as “Call-Driven Revenue excluding YP”, represents Call-Driven revenue excluding revenue generated from our contracts with YP.